UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ___________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                December 18, 2003
                Date of Report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                 1-10962             95-3797580
    (State or Other Jurisdiction     (Commission        (I.R.S. Employer
          of Incorporation)          File Number)       Identification No.)



                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure.*

     On December 18, 2003, Callaway Golf Company issued a press release captioned "Callaway Golf Provides Guidance for Full Year 2003 and 2004." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.



* The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 18, 2003
                                        CALLAWAY GOLF COMPANY



                                        By:      /s/ Bradley J. Holiday
                                                 -------------------------------
                                        Name:    Bradley J. Holiday
                                        Title:   Senior Executive Vice President
                                                 and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Number      Description of Exhibit
--------------      ----------------------

   99.1 Press release dated December 18, 2003, captioned "Callaway Golf Provides Guidance for Full Year 2003 and 2004."